UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2026

CABALETTA BIO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39103	82-1685768
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 Arch Street Suite 600
Philadelphia, Pennsylvania	19104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (267) 759-3100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	CABA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 4, 2026, Cabaletta Bio, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with TD Securities (USA) LLC, Guggenheim Securities, LLC and Cantor Fitzgerald & Co. (collectively, the “Underwriters”), relating to an underwritten registered direct offering (the “Offering”) of 51,725,000 shares (the “Shares”) of the Company’s common stock, $0.00001 par value per share (the “Common Stock”). The Shares are being sold at a price of $2.90 per share. The purchase price to be paid by the Underwriters to the Company will be $2.726 per Share, representing a discount to the Underwriters of 6.0%. The Offering is expected to close on May 5, 2026.

The Company estimates that the net proceeds from the Offering will be approximately $141 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company.

The Shares were issued pursuant to a shelf registration statement on Form S-3 (File No. 333-278126), as amended by that certain Post-Effective Amendment No. 1 to Form S-3 (No. 333-278126) and that certain Post-Effective Amendment No. 2 to Form S-3 (No. 333-278126), as filed with the U.S. Securities and Exchange Commission (“SEC”) on March 31, 2025 and declared effective on March 31, 2025. A prospectus supplement dated May 4, 2026 relating to the Offering has been filed with the SEC.

The Underwriting Agreement contains customary representations, warranties, covenants, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, and other obligations of the parties. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The foregoing is only a brief description of the terms of the Underwriting Agreement, does not purport to be a complete statement of the rights and obligations of the parties under the Underwriting Agreement and the transactions contemplated thereby, and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the legal opinion of Goodwin Procter LLP relating to the issuance and sale of the Shares in the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 2.02	Results of Operations and Financial Condition.

As of March 31, 2026, the Company had approximately $117 million in cash and cash equivalents. This preliminary financial information is subject to completion, and is the responsibility of management and has been prepared in good faith on a consistent basis with prior periods. However, the Company has not reported its financial results for the three months ended March 31, 2026, and its actual results could be materially different from this preliminary financial information.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

The full text of the press release announcing the pricing of the underwritten offering on May 4, 2026 is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The Company currently intends to use the net proceeds from this offering together with its existing cash and cash equivalents, primarily to fund the expanded clinical development of rese-cel in multiple indications with and/or without preconditioning, including the ongoing myositis registrational study and initiation of additional potentially registrational studies, and to further advance its manufacturing capabilities in preparation for commercial readiness of rese-cel, in addition to working capital and general corporate purposes. Based upon the Company’s current operating plan, the Company believes that the net proceeds from this offering, together with its existing cash and cash equivalents, will enable it to fund its operating expenses and capital expenditure requirements into mid-2027.

On May 4, 2026, the Company posted to the “Investors & Media” section of the Company’s website at www.cabalettabio.com an updated corporate presentation (the “Corporate Presentation”). A copy of the Corporate Presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Forward-Looking Statements

This Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements may be identified by words such as “may,” “might,” “will,” “could,” “would,” “should,” “plan,” “anticipate,” “intend,” “believe,” “expect,” “estimate,” “seek,” “predict,” “future,” “project,” “potential,” “continue,” “target” and similar words or expressions, or the negative thereof, are intended to identify forward-looking statements, although not all contain identifying words. Any statements in this Report that are not statements of historical fact may be deemed to be forward-looking statements. These forward-looking statements include, without limitation, the Company’s strategy and business plans, express or implied statements regarding the anticipated net proceeds from the Offering and the anticipated use of proceeds from the Offering. Any forward-looking statements in this Report are based on management’s current expectations and beliefs and are subject to a number of risks and uncertainties that are difficult to predict. Factors that could cause actual results to differ include, but are not limited to, risks and uncertainties related to uncertainties inherent in the development of product candidates, including the conduct of research activities and the conduct of clinical trials; uncertainties as to the availability and timing of results and data from clinical trials; whether results from prior preclinical studies, preliminary or interim data from earlier stage clinical trials will be predictive of the results of subsequent preclinical studies and clinical trials; regulatory developments in the United States and foreign countries; whether the Company’s cash resources will be sufficient to fund its foreseeable and unforeseeable operating expenses and capital expenditure requirements; as well as the risks and uncertainties identified in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2025 and any subsequent filings the Company makes with the SEC. In addition, any forward-looking statements represent the Company’s views only as of the date of this Report and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.1*	Underwriting Agreement, dated May 4, 2026, between Cabaletta Bio, Inc. and TD Securities (USA) LLC, Guggenheim Securities, LLC and Cantor Fitzgerald & Co. as representatives of the several underwriters named therein.

5.1	Opinion of Goodwin Procter LLP.

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1).

99.1	Press Release dated May 4, 2026.

99.2	Cabaletta Bio, Inc. Corporate Presentation, dated May 2026, filed herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABALETTA BIO, INC.

Date: May 4, 2026	By:	/s/ Steven Nichtberger
Steven Nichtberger
Chief Executive Officer and President (Principal Executive Officer)